Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Fourth Amendment") is dated to be effective as of September 7, 2007, among FIRST CASH FINANCIAL SERVICES, INC. (the "Borrower") and JPMORGAN CHASE BANK, N.A. successor by merger to Bank One, NA (Main Office Chicago) (the "Lender" and the "Agent") and WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger to Wells Fargo Bank Texas, National Association (the "Lender").

W I T N E S S E T H:

     WHEREAS, the Borrower and the Lenders are parties to that certain Credit Agreement dated as of August 9, 2002, and that certain First Amendment to Loan Agreement dated March 1, 2004, and that certain Second Amendment to Loan Agreement dated June 30, 2005, and that certain Third Amendment to Loan Agreement dated August 22, 2006, by and between the Borrower and the Lenders (collectively the "Agreement"); and

     WHEREAS, the Borrower and the Lenders desire to amend the Agreement by this Fourth Amendment to reflect the agreements, modifications and amendments as set forth below.

     NOW, THEREFORE, for and in consideration of the above premises and for other good and valuable consideration, the parties hereto agree as follows:

     1,     Definitions. All capitalized terms defined in the Agreement and not otherwise defined in this Fourth Amendment shall have the same meanings as assigned to them in the Agreement when used in this Fourth Amendment, unless the context hereof shall otherwise require or provide.

     2.     Representations and Warranties. In order to induce the Lenders to enter into this Fourth Amendment, the Borrower represents and warrants to the Lenders that:

           A.     The Borrower has the requisite corporate authority to execute, deliver and perform the terms and provisions of this Fourth Amendment, the Agreement as amended by this Fourth Amendment, and the Loan Documents and the Borrower has taken all corporate and other action necessary to authorize such matters; and

           B.     Neither the execution and delivery of this Fourth Amendment, nor any other documents executed by the Borrower in connection herewith, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, will contravene or conflict with any provision of law, statute or regulation to which the Borrower is subject or any judgment, license, order or permit applicable to the Borrower or any indenture, agreement or other instrument to which the Borrower may be subject; no consent, approval, authorization or order of any court, governmental authority or Third party is required in connection with the execution and delivery of this Fourth Amendment or any of the other documents executed and delivered in connection herewith or to consummate the transactions contemplated herein or therein;

           C.     This Fourth Amendment, the Agreement, as amended hereby, and the Loan Documents are the legal and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights;

           D.     After the execution of this Fourth Amendment, no event has occurred and is continuing which constitutes a Default;

           E.     All of the representations and warranties of the Borrower contained in Article V of the Agreement are true and correct as of the date hereof.

     3.     Amendments to Article I. The following definitions are amended and/or added to the Agreement and shall read as follows:

"Aggregate Commitment" means the aggregate of the Commitments of all Lenders, as reduced from time to time pursuant to the terms hereof, which as of September 7, 2007 shall be equal to Ninety Million and no/100 Dollars ($90,000,000.00)."

"Facility Termination Date" means April 15, 2010, or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof."

"Guarantors" means, collectively, Cash & Go, Inc., Famous Pawn, Inc., First Cash, Inc., First Cash Corp., First Cash, Ltd., First Cash Management, L.L.C., One Iron Ventures, Inc., FCFS MO, Inc., FCFS SC, Inc., FCFS OK, Inc., FCFS MI, Inc., First Cash Credit, Ltd., First Cash Credit Management, L.L.C., First Cash, S.A. de C.V., American Loan Employee Services, S.A de C.V., Ya Servicios, S.A. DE C.V. SOFOM, E.N.R., SHAC, Inc., and Guaranteed Auto Finance, Inc., and their successors and assigns, and 'Guarantor' means any of the Guarantors."

"Guaranty" means the identical Unlimited Guaranties dated as of September 7, 2007, executed by the Guarantors in favor of each Lender, for the ratable benefit of the Lenders, as such may be amended or modified and in effect from time to time."

     4.     Amendments to Article VI. Section 6.24 is amended to read in its entirety as follows:

"6.24     Stock Repurchases. Borrower shall not permit the aggregate amount of Stock Repurchases to exceed $40,000,000.00 during any fiscal year or $75,000,000.00 in the aggregate period of time commencing September 7, 2007, and ending on the Facility Termination Date; provided, however, no Stock Repurchase is permitted during any period of time the Borrower= s Fixed Charge Coverage Ratio is less than 1.50 to 1.00."

     5.     Amendments to Exhibits, Schedules, and Addendum I. Schedule 3 (Commitments and Pro Rata Shares) is amended as set forth in the attachment to this Fourth Amendment.

     6.     Conditions Precedent. This Fourth Amendment and the obligations of the Lenders hereunder are subject to the conditions precedent that the Borrower shall have (a) duly executed and delivered to the Lenders this Fourth Amendment, and (b) paid to the Agent an amount to reimburse the Agent for its reasonable attorneys' fees incurred in the preparation of this Fourth Amendment and related Loan Documents, and (c) paid to the Agent a closing fee in the amount of $20,000.00 divided ratably by the Lenders.

     7.     Scope of Amendments. Any and all other provisions of the Agreement and any other Loan Documents are hereby amended and modified wherever necessary and even through not specifically addressed herein, so as to conform to the amendments and modifications set forth in this Fourth Amendment.

     8.     Limitation on Agreements. The amendments set forth herein are limited in scope as described herein and shall not be deemed (a) to be a consent under, or waiver of, any other term or condition of the Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which the Lenders now have or may have in the future under, or in connection with the Agreement as amended by this Fourth Amendment, the Loan Documents or any of the documents referred to herein or therein.

     9.     Multiple Counterparts. This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Fourth Amendment by signing any such counterpart.

     THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     Executed to be effective as of September 7, 2007.

LENDER AND AGENT:	JPMORGAN CHASE BANK, N.A., successor by merger to Bank One, NA (Main Office Chicago)

By:
Name:
Title:

LENDER:	WELLS FARGO BANK, N.A., successor by merger to Wells Fargo Bank Texas, National Association

By:
Name:
Title:

BORROWER:	FIRST CASH FINANCIAL SERVICES, INC.

By:
	Name:	Rick Wessel
	Title:	President

GUARANTORS:	REVIEWED AND AGREED:

CASH & GO, INC.
By:
	Name:	Rick Wessel
	Title:	President

FAMOUS PAWN, INC.
By:
Name:	Rick Wessel
Title:	President

FCFS MO, INC.
By:
Name:	Rick Wessel
Title:	President

FCFS OK, INC.
By:
Name:	Rick Wessel
Title:	President

FCFS SC, INC.
By:
Name:	Rick Wessel
Title:	President

FCFS MI, INC.
By:
Name:	Rick Wessel
Title:	President

FIRST CASH, INC.
By:
Name:	Rick Wessel
Title:	President

FIRST CASH CORP.
By:
Name:	Rick Wessel
Title:	President

FIRST CASH, LTD.
By:	FIRST CASH MANAGEMENT, L.L.C., its General Partner
By:
	Name:	Rick Wessel
	Title:	Manager

FIRST CASH MANAGEMENT, L.L.C.
By:
Name:	Rick Wessel
Title:	Manager

ONE IRON VENTURES, INC.
By:
Name:	Rick Wessel
Title:	President

FIRST CASH CREDIT, LTD.
By:	FIRST CASH CREDIT MANAGEMENT, L.L.C. its General Partner

By:
	Name:	R. Douglas Orr
	Title:	Manager

FIRST CASH CREDIT MANAGEMENT, L.L.C.
By:
Name:	R. Douglas Orr
Title:	Manager

FIRST CASH, S.A. DE C.V.
By:
Name:	R. Douglas Orr
Title:	Legal Representative

AMERICAN LOAN EMPLOYEE SERVICES, S.A. DE C.V.
By:
Name:	R. Douglas Orr
Title:	Legal Representative

YA SERVICIOS, S.A. DE C.V. SOFOM, E.N.R.
By:
Name:	R. Douglas Orr
Title:	Legal Representative

SHAC, INC.
By:
Name:	R. Douglas Orr
Title:	Secretary

GUARANTEED AUTO FINANCE, INC.
By:
Name:	R. Douglas Orr
Title:	Secretary

SCHEDULE 3

COMMITMENTS
ND PRO RATA SHARES

Lender	Commitments	Pro Rata Share

JPMorgan Chase Bank, N.A.	$47,500,000.00	52.7778%

Wells Fargo Bank, N.A.	$42,500,000.00	47.2222%

Total	$90,000,000.00	100.00%